UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

LOTUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32581
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

813 Blue Ridge Drive

Suite 198

Nashville, TN 37207

(Address of principal executive offices)

(Former Address)

(615) 310-2688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2479.374a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2479.374d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2479.373e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01 Other Events.

On February 18, 2020, the Company announced a new principal executive office address and telephone number. The Company’s new contact information is as follows:

LOTUS PHARMACEUTICALS, INC.

813 Blue Ridge Drive

Nashville, TN 37207

Telephone: (615) 310-2688

Item 9.01 Exhibits.

None

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LOTUS PHARMACEUTICALS, INC.

Date: February 18, 2020	/s/ Phillip C. Bogard
By: Phillip C. Bogard, CEO